Net Capital	12 Months Ended
Dec. 31, 2012
Net Capital [Abstract ]
Net Capital
14. Net Capital

SCB LLC, a broker-dealer and a member organization of the New York Stock Exchange ("NYSE"), is subject to the Uniform Net Capital Rule 15c3-1 of the Exchange Act. SCB LLC computes its net capital under the alternative method permitted by the rule, which requires that minimum net capital, as defined, equal the greater of $1 million, or two percent of aggregate debit items arising from customer transactions, as defined. As of December 31, 2012, SCB LLC had net capital of $144.4 million, which was $125.9 million in excess of the minimum net capital requirement of $18.5 million. Advances, dividend payments and other equity withdrawals by SCB LLC are restricted by the regulations of the U.S. Securities and Exchange Commission ("SEC"), the Financial Industry Regulatory Authority, Inc., and other securities agencies.

SCBL is a member of the London Stock Exchange. As of December 31, 2012, SCBL was subject to financial resources requirements of $21.6 million imposed by the Financial Services Authority of the United Kingdom and had aggregate regulatory financial resources of $39.0 million, an excess of $17.4 million.

AllianceBernstein Investments serves as distributor and/or underwriter for certain company-sponsored mutual funds. AllianceBernstein Investments is registered as a broker-dealer under the Exchange Act and is subject to the minimum net capital requirements imposed by the SEC. AllianceBernstein Investments' net capital as of December 31, 2012 was $31.0 million, which was $30.9 million in excess of its required net capital of $0.1 million.

Many of our subsidiaries around the world are subject to minimum net capital requirements by the local laws and regulations to which they are subject. As of December 31, 2012, each of our subsidiaries subject to a minimum net capital requirement satisfied the applicable requirement.